9001-P1 01/25

FRANKLIN TEMPLETON TRUST

SUPPLEMENT DATED JANUARY 24, 2025

TO THE PROSPECTUS,

DATED JANUARY 3, 2025, OF

FRANKLIN ONCHAIN U.S. GOVERNMENT MONEY FUNDTM

(THE “FUND”)

1. Effective January 24, 2025, the following replaces the section titled “Fund Details – Legal Proceedings” in the Fund's Prospectus:

Legal Proceedings

Blockchain Innovation, LLC Litigation. On November 12, 2021, Blockchain Innovation, LLC (Plaintiff) filed an action in the United States District Court for the Northern District of California (Case No. 3:21-cv-08787-THS) against Franklin Resources, Inc., FT FinTech Holdings, LLC (FT FinTech), Franklin Templeton Companies, LLC, Jennifer Johnson, and Roger Bayston (collectively, Defendants). Plaintiff alleges it acquired assets of Onsa Inc. (Onsa), a company in which FT FinTech owned all voting shares, including Onsa’s alleged intellectual property and the right to bring certain claims against the Defendants. The operative complaint includes claims for alleged breaches of fiduciary duties, aiding and abetting breaches of fiduciary duty, breach of contract, and trade secret misappropriation allegedly related to the blockchain-integrated recordkeeping system that is used by the Franklin OnChain U.S. Government Money Fund’s (the Fund) transfer agent and the Benji App and/or web platform. Plaintiff seeks to recover various forms of relief including monetary damages and injunctive relief to prevent the Defendants from accessing, distributing and/or using any allegedly misappropriated trade secrets and technology, including (according to Plaintiff) the blockchain-integrated recordkeeping system used by the Fund’s transfer agent and the Benji App and/or web platform. Neither the Fund nor the Defendants can predict the outcome of this lawsuit. The Defendants believe the claims are without merit and are vigorously defending against the action.

2. Effective January 24, 2025, the following replaces the second bullet in the section titled “Your Account – Peer-to-Peer Transfer of Shares” in the Fund's Prospectus:

• Upon the Fund’s next NAV calculation time after any transfer requests have been completed, the Fund’s transfer agent will use Franklin Templeton’s patent pending method to distribute Intraday Yield by calculating the portion of the Fund’s income dividends from its net investment income for that NAV cycle that will be allocated to the transferor and the transferee based on the period of time each of the transferor and transferee held such transferred shares during such NAV cycle. Thus, the transferee will effectively begin accruing income dividends from the Fund’s net investment income immediately upon the transfer. For example, if the transferor and the transferee each held the shares for 12 hours of a 24-hour NAV cycle, each would receive 50% of the dividend distribution for that NAV cycle. Despite the simplicity of this example, the Fund’s dividend distribution calculation can take into account any number of transfers of any amounts between any number of participants during a NAV cycle.

Please retain this supplement for future reference.